Exhibit 99.1

FOR IMMEDIATE RELEASE

Rimini Street, Inc. Completes Merger with GP Investments Acquisition Corp.

Combined company retains Rimini Street, Inc. name, raises $50 million investment and begins trading today on Nasdaq under the ticker symbol “RMNI”

LAS VEGAS, October 11, 2017 – Rimini Street, Inc. (Nasdaq: RMNI), a global provider of enterprise software products and services, and the leading third-party support provider for Oracle and SAP software products, today announced the closing of its merger with GP Investments Acquisition Corp. (“GPIAC”). The combined company will retain the Rimini Street, Inc. name, and its common stock will be listed on the Nasdaq exchange and begin trading today as “RMNI.”

The transaction consideration consisted of approximately 65.6 million shares of GPIAC common stock valued at $10.00 per share to Rimini Street’s equity holders. Raised investment funds of $50 million include cash proceeds from the issuance of 3.6 million shares of GPIAC common stock at $10.00 per share to an affiliate of GP Investments, Ltd., and a third round of equity participation by Rimini Street’s largest shareholder, Adams Street Partners. Investment proceeds were used to provide additional cash to the balance sheet, reduce total debt and pay certain transaction expenses.

The Rimini Street executive team, led by founder, CEO and chairman of the board of directors Seth A. Ravin, will continue to manage the combined company. In connection with the transaction, the Rimini Street board of directors has increased from seven members to nine members. Mr. Ravin and all current Rimini Street board members will continue their roles going

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forward, with the addition of Antonio Bonchristiano, CEO of GP Investments, Ltd., and Andrew Fleiss, managing director of GP Investments, Ltd., joining the board.

“Rimini Street has delivered 46 consecutive quarters of revenue growth by providing value-driven, innovative support solutions and exceptional service that meet the global needs of enterprise software licensees. With the completion of this merger and transition to being a publicly-traded stock, the combined business is better positioned to further capitalize on the $160 billion global addressable market for software maintenance and support,” said Mr. Ravin, Rimini Street CEO. “The Company intends to leverage the additional opportunities afforded by the merger, investment raise and access to capital markets to expand our distinctive service offerings and capabilities in new markets and regions organically or through potential strategic acquisitions.”

Advisors

Cowen served as financial and capital markets advisor to Rimini Street, and Citigroup Inc. acted as advisor to GPIAC. Wilson, Sonsini, Goodrich & Rosati, P.C. and Cooley LLP acted as legal counsel to Rimini Street, and Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel to GPIAC.

About Rimini Street, Inc.

Rimini Street, Inc. (Nasdaq: RMNI) is a global provider of enterprise software support products and services, and the leading third-party support provider for Oracle and SAP software products. The company has redefined enterprise software support services since 2005 with an innovative, award-winning program that enables licensees of IBM, Microsoft, Oracle, SAP and other enterprise software vendors to save up to 90 percent on total support costs. Clients can remain on their current software release without any required upgrades for a minimum of 15 years. Over 1,330 global Fortune 500, midmarket, public sector and other organizations from a broad range of industries currently rely on Rimini Street as their trusted, third-party support

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provider. To learn more, please visit http://www.riministreet.com, follow @riministreet on Twitter and find Rimini Street on Facebook and LinkedIn. (IR-RMNI)

Investor relations contact:

Dean Pohl

Rimini Street, Inc.

+1 925 523-7636

dpohl@riministreet.com

Media relations contact:

Michelle McGlocklin

Rimini Street, Inc.

+1 925 523-8414

mmcglocklin@riministreet.com

Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, as well as expected post-closing management, the estimated or anticipated future results and benefits of Rimini Street following the transaction, including the expected post-transaction ownership and cash and debt balances, future opportunities for the combined company, estimates of Rimini Street’s total addressable market, and projections of customer savings. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Rimini Street operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC’s or Rimini Street’s management team; failure to realize the anticipated benefits of the transaction, including difficulty in integrating the businesses of GPIAC and Rimini Street; uncertainty as to the long-term value of RMNI common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by GPIAC’s Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the Securities and Exchange Commission (“SEC”) or in the joint proxy statement/prospectus filed with the SEC by GPIAC. There may be additional risks that Rimini Street presently knows or that Rimini Street currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini

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Street’s assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Rimini Street’s assessments as of any date subsequent to the date of this communication.

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© 2017 Rimini Street, Inc. All rights reserved. “Rimini Street” is a registered trademark of Rimini Street, Inc. in the United States and other countries, and Rimini Street, the Rimini Street logo, and combinations thereof, and other marks marked by TM are trademarks of Rimini Street, Inc. All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini Street claims no affiliation, endorsement, or association with any such trademark holder or other companies referenced herein.